EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of  Mediware Information Systems, Inc. (the “Company”)  for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and  Mediware pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, T. Kelly Mann, as Chief Executive Officer of Mediware, and Mark B. Williams, as Chief Financial Officer of Mediware, hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mediware.

Dated: February 3, 2009	/s/	T. Kelly Mann
T. Kelly Mann Chief Executive Officer

Dated: February 3, 2009	/s/	Mark B. Williams
Mark B. Williams Chief Financial Officer